EXHIBIT 99

CMO Desk               Deal Summary Report         CHASE04-S2G1PWC 30 year 5.2's

Date:01/14/2004  16:52:21    CMO Structuring Desk: 212 325-4314  Fax: 212 325-8148
Closing Date: 1/30/2004      WHOLE 30 year Pricing Speed: 275 PSA
First Pay: 2/25/2004         WAC:5.50  WAM:358.00


Tranche                                      Payment        Aver.         Tx/     Spread Yield     Price
Name           Balance             Coupon    Window         Life    Dur  Index    Margin             %           Description
------------------------------------------------------------------------------------------------------------------------------------
A2           11,904,761.90       5.25000     2/04- 3/13     3.81          0.00
AT1          25,000,000.00       5.00000     2/04- 3/13     3.81          0.00
AT2          25,000,000.00       4.75000     2/04- 3/13     3.81          0.00
AT3          25,000,000.00       4.62500     2/04- 3/13     3.81          0.00
AT4          25,000,000.00       4.12500     2/04- 3/13     3.81          0.00
A3           16,283,600.00       5.25000     3/13-11/33    13.61         13.61
A4           12,920,400.00       5.25000     2/09-11/33    11.18         10.00
B1           3,996,000.00        5.25000     2/04-11/33    10.53         10.53                              "Sub. Bond, 3.00 percen


------------------------------------------------------------------------------------------------------------------------------------
Tot:  8      133,200,000         4.78078                    5.75


Tranche
Name                  Cap Mult       Bal %
-------------------------------------------
A2                                    8.94
AT1                                  18.77
AT2                                  18.77
AT3                                  18.77
AT4                                  18.77
A3                                   12.22
A4                                    9.70
B1                                    3.00


-------------------------------------------
Tot:  8

Collateral
Type   Bal(MM)  Coup   Prepay    WAM    Age  AcrInt(M)  WAC
WHOLE  133.200  5.250  PSA 275   358     2   563.325    5.500



# 1    133.200  5.2500           358.0  2.0  563.325

Yield Curve                                                      Indices
Yr    1.97     2.84     5.01     9.84     27.09                  1ML
Yld  1.656    2.101    3.050    4.086     4.965                  1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk                              Yields Given Prices Report                 CHASE04-S2G1AT 30 year  5.2's
                       User ID: bchin   Deals Directory: /home/bchin/intexdeals    Date: 01/08/2004   16:00:56

                        Bond: AT        Balance: 100,000,000   Coupon: 5.000000

Delay:  24  Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date:  1/30/2004  WHOLE 30 year  WAC:  5.50  WAM: 358.00

     Months         PSA            PSA            PSA            PSA            PSA             PSA            PSA            PSA
     480            100            200            275            300            400             500            750            1000
     100- 2        4.988          4.956          4.933          4.925          4.898           4.874          4.824          4.782
     100- 3        4.983          4.948          4.923          4.915          4.886           4.860          4.806          4.760
     100- 4        4.978          4.941          4.914          4.905          4.874           4.846          4.788          4.739
     100- 5        4.973          4.933          4.904          4.895          4.862           4.832          4.770          4.718
     100- 6        4.968          4.926          4.895          4.885          4.850           4.819          4.752          4.697
     100- 7        4.963          4.918          4.885          4.875          4.838           4.805          4.734          4.675

     100- 8        4.958          4.911          4.876          4.865          4.825           4.791          4.717          4.654
     100- 9        4.952          4.903          4.867          4.855          4.813           4.777          4.699          4.633
     100-10        4.947          4.896          4.857          4.845          4.801           4.763          4.681          4.612
     100-11        4.942          4.888          4.848          4.835          4.789           4.749          4.663          4.591
     100-12        4.937          4.880          4.839          4.825          4.777           4.735          4.645          4.569
    *100-13        4.932          4.873          4.829          4.815          4.765           4.721          4.627          4.548

     100-14        4.927          4.865          4.820          4.805          4.753           4.707          4.609          4.527
     100-15        4.922          4.858          4.810          4.795          4.741           4.693          4.591          4.506
     100-16        4.917          4.850          4.801          4.786          4.729           4.679          4.574          4.485
     100-17        4.912          4.843          4.792          4.776          4.717           4.665          4.556          4.464
     100-18        4.907          4.835          4.782          4.766          4.705           4.651          4.538          4.442
     100-19        4.902          4.828          4.773          4.756          4.693           4.637          4.520          4.421

     100-20        4.897          4.820          4.764          4.746          4.681           4.623          4.502          4.400
     100-21        4.892          4.813          4.754          4.736          4.669           4.610          4.485          4.379
     100-22        4.887          4.805          4.745          4.726          4.657           4.596          4.467          4.358
     100-23        4.882          4.798          4.736          4.716          4.645           4.582          4.449          4.337
     100-24        4.877          4.790          4.726          4.706          4.632           4.568          4.431          4.316

AVG LIFE            8.21           4.94           3.81           3.55           2.86            2.44           1.87           1.56
DURATION            6.15           4.11           3.31           3.11           2.57            2.23           1.74           1.46
FIRST PAY           2/04           2/04           2/04           2/04           2/04            2/04           2/04           2/04
LAST PAY            6/24          10/16           3/13           4/12           2/10           11/08           7/07          10/06

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk        Yields Given Prices Report          CHASE04-S2G1AT 30 year 5.2's

                User ID: bchin     Deals Directory: /home/bchin/intexdeals
                Date: 01/08/2004      16:03:43

                Bond: AT           Balance: 100,000,000 Coupon: 5.000000


Delay: 24    Class Factor: 1.00    Accruing Since: 1/01/2004
Settlement Date:  1/30/2004   WHOLE 30 year   WAC: 5.50    WAM: 358.00

Months                  CPR             CPR             CPR             CPR             CPR              CPR
 480                   6.00            10.00           15.00           20.00           25.00            30.00

100- 2                 4.981           4.951           4.908           4.862           4.815            4.765
100- 3                 4.976           4.943           4.896           4.847           4.796            4.743
100- 4                 4.970           4.935           4.885           4.832           4.778            4.720
100- 5                 4.965           4.927           4.874           4.817           4.759            4.698
100- 6                 4.959           4.919           4.862           4.802           4.740            4.675
100- 7                 4.954           4.911           4.851           4.787           4.722            4.653

100- 8                 4.948           4.904           4.840           4.772           4.703            4.630
100- 9                 4.942           4.896           4.828           4.757           4.685            4.608
100-10                 4.937           4.888           4.817           4.743           4.666            4.585
100-11                 4.931           4.880           4.806           4.728           4.647            4.563
100-12                 4.926           4.872           4.794           4.713           4.629            4.540
*100-13                4.920           4.864           4.783           4.698           4.610            4.518

100-14                 4.915           4.856           4.772           4.683           4.592            4.495
100-15                 4.909           4.848           4.760           4.668           4.573            4.473
100-16                 4.904           4.840           4.749           4.653           4.555            4.451
100-17                 4.898           4.832           4.738           4.638           4.536            4.428
100-18                 4.893           4.824           4.726           4.624           4.518            4.406
100-19                 4.887           4.817           4.715           4.609           4.499            4.383

100-20                 4.882           4.809           4.704           4.594           4.481            4.361
100-21                 4.876           4.801           4.693           4.579           4.462            4.339
100-22                 4.871           4.793           4.681           4.564           4.444            4.316
100-23                 4.865           4.785           4.670           4.549           4.425            4.294
100-24                 4.859           4.777           4.659           4.535           4.407            4.272

AVG LIFE                7.39            4.76            3.13            2.31            1.82             1.48
DURATION                5.59            3.92            2.74            2.08            1.67             1.38
FIRST PAY               2/04            2/04            2/04            2/04            2/04             2/04
LAST PAY               11/23           11/17           10/12            2/10            9/08            11/07


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk             Yields Given Prices Report  CHASE04-S2G1AT2  30 year 5.2's
           User ID: bchin   Deals Directory: /home/bchin/intexdeals   Date:   01/09/2004   08:51:51

           Bond: AT   Balance: 100,000,000   Coupon:   4.750000

Delay:  24  Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date:  1/30/2004  WHOLE 30 year  WAC:  5.50  WAM: 358.00

     Months           CPR             CPR             CPR             CPR             CPR              CPR
       480            6.00           10.00           15.00           20.00           25.00            30.00
     99-25           4.780           4.772           4.762           4.750           4.739            4.726
     99-26           4.774           4.764           4.750           4.735           4.720            4.704
     99-27           4.769           4.757           4.739           4.720           4.701            4.681
     99-28           4.763           4.749           4.728           4.705           4.683            4.658
     99-29           4.758           4.741           4.716           4.690           4.664            4.636
     99-30           4.752           4.733           4.705           4.675           4.645            4.613

     99-31           4.747           4.725           4.694           4.661           4.627            4.591
     100- 0          4.741           4.717           4.682           4.646           4.608            4.568
     100- 1          4.736           4.709           4.671           4.631           4.589            4.546
     100- 2          4.730           4.701           4.660           4.616           4.571            4.523
     100- 3          4.725           4.693           4.648           4.601           4.552            4.501
    *100- 4          4.719           4.685           4.637           4.586           4.534            4.478

     100- 5          4.714           4.678           4.626           4.571           4.515            4.456
     100- 6          4.708           4.670           4.614           4.556           4.497            4.433
     100- 7          4.703           4.662           4.603           4.541           4.478            4.411
     100- 8          4.697           4.654           4.592           4.527           4.459            4.389
     100- 9          4.692           4.646           4.581           4.512           4.441            4.366
     100-10          4.686           4.638           4.569           4.497           4.422            4.344

     100-11          4.681           4.630           4.558           4.482           4.404            4.321
     100-12          4.675           4.623           4.547           4.467           4.385            4.299
     100-13          4.670           4.615           4.536           4.452           4.367            4.277
     100-14          4.664           4.607           4.524           4.438           4.348            4.254
     100-15          4.659           4.599           4.513           4.423           4.330            4.232

AVG LIFE              7.39            4.76            3.13            2.31            1.82             1.48
DURATION              5.65            3.95            2.75            2.09            1.67             1.38
FIRST PAY             2/04            2/04            2/04            2/04            2/04             2/04
LAST PAY             11/23           11/17           10/12            2/10            9/08            11/07

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk                 Yields Given Prices Report  CHASE04-S2G1AT2 30 year 5.2's
          User ID: bchin  Deals Directory: /home/bchin/intexdeals    Date:  01/09/2004  08:54:10

          Bond: AT   Balance: 100,000,000   Coupon:   4.750000

Delay:  24  Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date:  1/30/2004  WHOLE 30 year  WAC:  5.50  WAM: 358.00


     Months          PSA           PSA           PSA           PSA           PSA            PSA           PSA           PSA
        480          100           200           275           300           400            500           750           1000
      99-25          4.781         4.774         4.768         4.766         4.759          4.753         4.741         4.730
      99-26          4.776         4.766         4.758         4.756         4.747          4.739         4.723         4.709
      99-27          4.771         4.758         4.749         4.746         4.735          4.725         4.705         4.688
      99-28          4.766         4.751         4.740         4.736         4.723          4.711         4.687         4.666
      99-29          4.761         4.743         4.730         4.726         4.711          4.697         4.669         4.645
      99-30          4.756         4.736         4.721         4.716         4.699          4.683         4.651         4.624

      99-31          4.751         4.728         4.711         4.706         4.687          4.669         4.633         4.603
     100- 0          4.746         4.721         4.702         4.696         4.674          4.656         4.615         4.581
     100- 1          4.741         4.713         4.693         4.686         4.662          4.642         4.597         4.560
     100- 2          4.736         4.706         4.683         4.676         4.650          4.628         4.579         4.539
     100- 3          4.731         4.698         4.674         4.666         4.638          4.614         4.562         4.518
    *100- 4          4.726         4.691         4.665         4.656         4.626          4.600         4.544         4.496

     100- 5          4.721         4.683         4.655         4.646         4.614          4.586         4.526         4.475
     100- 6          4.716         4.676         4.646         4.636         4.602          4.572         4.508         4.454
     100- 7          4.711         4.668         4.637         4.627         4.590          4.558         4.490         4.433
     100- 8          4.706         4.661         4.627         4.617         4.578          4.544         4.472         4.412
     100- 9          4.701         4.653         4.618         4.607         4.566          4.530         4.454         4.391
     100-10          4.696         4.646         4.609         4.597         4.554          4.516         4.437         4.369

     100-11          4.691         4.638         4.599         4.587         4.542          4.502         4.419         4.348
     100-12          4.686         4.631         4.590         4.577         4.530          4.489         4.401         4.327
     100-13          4.681         4.623         4.581         4.567         4.518          4.475         4.383         4.306
     100-14          4.676         4.616         4.571         4.557         4.506          4.461         4.365         4.285
     100-15          4.671         4.608         4.562         4.547         4.494          4.447         4.348         4.264

AVG LIFE              8.21          4.94          3.81          3.55          2.86           2.44          1.87          1.56
DURATION              6.22          4.14          3.32          3.13          2.58           2.23          1.74          1.47
FIRST PAY             2/04          2/04          2/04          2/04          2/04           2/04          2/04          2/04
LAST PAY              6/24         10/16          3/13          4/12          2/10          11/08          7/07         10/06

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Yields Given Prices Report     CHASE04-S2G1AT2  30 year  5.2's

                  User ID: bchin     Deals Directory: /home/bchin/intexdeals
                  Date:    01/12/2004   08:49:53

                  Bond: AT   Balance: 100,000,000   Coupon: 4.625000


Delay:  24  Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date:  1/30/2004  WHOLE 30 year  WAC:  5.50  WAM: 358.00


Months               CPR              CPR             CPR             CPR             CPR              CPR
 480                 6.00            10.00           15.00           20.00           25.00            30.00

99-18                4.693           4.702           4.717           4.732           4.747            4.763
99-19                4.687           4.695           4.705           4.717           4.728            4.741
99-20                4.682           4.687           4.694           4.702           4.710            4.718
99-21                4.676           4.679           4.683           4.687           4.691            4.695
99-22                4.671           4.671           4.671           4.672           4.672            4.673
99-23                4.665           4.663           4.660           4.657           4.654            4.650

99-24                4.660           4.655           4.649           4.642           4.635            4.628
99-25                4.654           4.647           4.637           4.627           4.616            4.605
99-26                4.649           4.639           4.626           4.612           4.598            4.582
99-27                4.643           4.631           4.615           4.597           4.579            4.560
99-28                4.638           4.623           4.603           4.582           4.560            4.537
*99-29               4.632           4.616           4.592           4.567           4.542            4.515

99-30                4.627           4.608           4.581           4.552           4.523            4.492
99-31                4.621           4.600           4.569           4.537           4.505            4.470
100- 0               4.616           4.592           4.558           4.523           4.486            4.447
100- 1               4.610           4.584           4.547           4.508           4.467            4.425
100- 2               4.605           4.576           4.536           4.493           4.449            4.402
100- 3               4.599           4.568           4.524           4.478           4.430            4.380

100- 4               4.594           4.561           4.513           4.463           4.412            4.357
100- 5               4.588           4.553           4.502           4.448           4.393            4.335
100- 6               4.583           4.545           4.491           4.433           4.375            4.313
100- 7               4.577           4.537           4.479           4.419           4.356            4.290
100- 8               4.572           4.529           4.468           4.404           4.338            4.268

AVG LIFE              7.39            4.76            3.13            2.31            1.82             1.48
DURATION              5.68            3.96            2.76            2.09            1.67             1.38
FIRST PAY             2/04            2/04            2/04            2/04            2/04             2/04
LAST PAY             11/23           11/17           10/12            2/10            9/08            11/07


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk                  Yields Given Prices Report   CHASE04-S2G1AT2  30 year  5.2's
           User ID: bchin   Deals Directory: /home/bchin/intexdeals   Date: 01/12/2004  08:51:28

            Bond: AT   Balance: 100,000,000   Coupon:   4.625000

Delay:  24  Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date:  1/30/2004  WHOLE 30 year  WAC:  5.50  WAM: 358.00

     Months        PSA           PSA           PSA           PSA           PSA            PSA           PSA           PSA
        480        100           200           275           300           400            500           750           1000
      99-18        4.690         4.701         4.709         4.711         4.720          4.728         4.744         4.758
      99-19        4.685         4.693         4.699         4.701         4.708          4.714         4.726         4.737
      99-20        4.680         4.686         4.690         4.691         4.696          4.700         4.708         4.715
      99-21        4.675         4.678         4.680         4.681         4.683          4.686         4.690         4.694
      99-22        4.670         4.671         4.671         4.671         4.671          4.672         4.672         4.673
      99-23        4.665         4.663         4.662         4.661         4.659          4.658         4.654         4.651

      99-24        4.660         4.656         4.652         4.651         4.647          4.644         4.636         4.630
      99-25        4.655         4.648         4.643         4.641         4.635          4.630         4.618         4.609
      99-26        4.650         4.641         4.634         4.631         4.623          4.616         4.600         4.587
      99-27        4.645         4.633         4.624         4.621         4.611          4.602         4.582         4.566
      99-28        4.640         4.626         4.615         4.611         4.599          4.588         4.565         4.545
     *99-29        4.635         4.618         4.605         4.601         4.587          4.574         4.547         4.524

      99-30        4.631         4.611         4.596         4.591         4.575          4.560         4.529         4.502
      99-31        4.626         4.603         4.587         4.582         4.563          4.546         4.511         4.481
     100- 0        4.621         4.596         4.577         4.572         4.551          4.532         4.493         4.460
     100- 1        4.616         4.588         4.568         4.562         4.538          4.518         4.475         4.439
     100- 2        4.611         4.581         4.559         4.552         4.526          4.504         4.457         4.418
     100- 3        4.606         4.573         4.549         4.542         4.514          4.490         4.439         4.396

     100- 4        4.601         4.566         4.540         4.532         4.502          4.476         4.421         4.375
     100- 5        4.596         4.558         4.531         4.522         4.490          4.463         4.404         4.354
     100- 6        4.591         4.551         4.521         4.512         4.478          4.449         4.386         4.333
     100- 7        4.586         4.543         4.512         4.502         4.466          4.435         4.368         4.312
     100- 8        4.581         4.536         4.503         4.492         4.454          4.421         4.350         4.291

AVG LIFE            8.21          4.94          3.81          3.55          2.86           2.44          1.87          1.56
DURATION            6.25          4.16          3.33          3.14          2.58           2.24          1.74          1.47
FIRST PAY           2/04          2/04          2/04          2/04          2/04           2/04          2/04          2/04
LAST PAY            6/24         10/16          3/13          4/12          2/10          11/08          7/07         10/06

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk          Yields Given Prices Report     CHASE04-S2G1AR3 30 year 5.2's

            User ID: bchin   Deals Directory: /home/bchin/intexdeals
            Date: 01/14/2004 17:09:16

            Bond: A4         Balance: 12,920,400    Coupon: 5.250000

Delay: 24   Class Factor: 1.00  Accruing Since: 1/01/2004
Settlement Date:  1/30/2004     WHOLE 30 year     WAC: 5.50     WAM: 358.00


Months                 CPR
480                    80.00

99-14                  5.446
99-15                  5.426
99-16                  5.405
99-17                  5.385
99-18                  5.365
99-19                  5.344

99-20                  5.324
99-21                  5.304
99-22                  5.283
99-23                  5.263
99-24                  5.243
*99-25                 5.222

99-26                  5.202
99-27                  5.182
99-28                  5.162
99-29                  5.141
99-30                  5.121
99-31                  5.101

100- 0                 5.081
100- 1                 5.060
100- 2                 5.040
100- 3                 5.020
100- 4                 5.000

AVG LIFE               1.65
DURATION               1.54
FIRST PAY              5/05
LAST PAY               4/06

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk            Yields Given Prices Report   CHASE04-S2G1AR3 30 year  5.2's
            User ID: bchin  Deals Directory: /home/bchin/intexdeals
            Date: 01/14/2004 17:03:23

            Bond: A4     Balance: 12,920,400   Coupon: 5.250000

Delay: 24   Class Factor: 1.00   Accruing Since:  1/01/2004
Settlement Date: 1/30/2004       WHOLE 30 year WAC:  5.50    WAM: 358.00

Months             PSA              PSA            PSA            PSA            PSA          PSA
480                100              275            300            325            350          500
99-14              5.330            5.334          5.335          5.335          5.336        5.339
99-15              5.326            5.330          5.331          5.331          5.332        5.334
99-16              5.323            5.327          5.327          5.327          5.328        5.330
99-17              5.320            5.323          5.323          5.323          5.323        5.325
99-18              5.317            5.319          5.319          5.319          5.319        5.320
99-19              5.314            5.315          5.315          5.315          5.315        5.316

99-20              5.310            5.311          5.311          5.311          5.311        5.311
99-21              5.307            5.307          5.307          5.307          5.307        5.307
99-22              5.304            5.303          5.303          5.303          5.303        5.302
99-23              5.301            5.299          5.299          5.299          5.299        5.298
99-24              5.298            5.295          5.295          5.295          5.295        5.293
*99-25             5.294            5.291          5.291          5.291          5.290        5.289

99-26              5.291            5.287          5.287          5.287          5.286        5.284
99-27              5.288            5.284          5.283          5.283          5.282        5.280
99-28              5.285            5.280          5.279          5.279          5.278        5.275
99-29              5.282            5.276          5.275          5.274          5.274        5.271
99-30              5.278            5.272          5.271          5.270          5.270        5.266
99-31              5.275            5.268          5.267          5.266          5.266        5.261

100- 0             5.272            5.264          5.263          5.262          5.261        5.257
100- 1             5.269            5.260          5.259          5.258          5.257        5.252
100- 2             5.266            5.256          5.255          5.254          5.253        5.248
100- 3             5.262            5.252          5.251          5.250          5.249        5.243
100- 4             5.259            5.249          5.247          5.246          5.245        5.239

AVG LIFE           15.20            11.18          10.84          10.54          10.27        8.97
DURATION           9.76             7.99           7.83           7.68           7.55         6.87
FIRST PAY          2/09             2/09           2/09           2/09           2/09         2/09
LAST PAY           11/33            11/33          11/33          11/33          11/33        11/33

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report (to Call) CHASE04-S2G1AR3  30 year 5.2's
            User ID: bchin   Deals Directory: /home/bchin/intexdeals
            Date:  01/15/2004 08:18:13

            Bond: A4   Balance: 12,920,400  Coupon: 5.250000

Delay: 24   Class Factor: 1.00   Accruing Since: 1/01/2004
Settlement Date: 1/30/2004  WHOLE 30 year    WAC: 5.50    WAM: 358.00


Months                 CPR
480                    80.00

99-14                  5.463
99-15                  5.440
99-16                  5.418
99-17                  5.395
99-18                  5.372
99-19                  5.349

99-20                  5.326
99-21                  5.303
99-22                  5.280
99-23                  5.257
99-24                  5.235
*99-25                 5.212

99-26                  5.189
99-27                  5.166
99-28                  5.143
99-29                  5.120
99-30                  5.098
99-31                  5.075

100- 0                 5.052
100- 1                 5.029
100- 2                 5.007
100- 3                 4.984
100- 4                 4.961

AVG LIFE               1.45
DURATION               1.37
FIRST PAY              5/05
LAST PAY               7/05C

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk  Yields Given Prices Report (to Call) CHASE04-S2G1AR3  30 year 5.2's
          User ID: bchin   Deals Directory: /home/bchin/intexdeals
          Date: 01/15/2004 08:20:54
          Bond: A4   Balance: 12,920,400  Coupon: 5.250000

Delay: 24    Class Factor: 1.00  Accruing Since:  1/01/2004
Settlement Date: 1/30/2004   WHOLE 30 year   WAC: 5.50   WAM: 358.00

Months              PSA             PSA             PSA             PSA             PSA           PSA
480                 100             275             300             325             350           500

99-14               5.330           5.336           5.337           5.338           5.339         5.345
99-15               5.327           5.332           5.333           5.334           5.334         5.340
99-16               5.323           5.328           5.329           5.329           5.330         5.334
99-17               5.320           5.324           5.324           5.325           5.325         5.329
99-18               5.317           5.320           5.320           5.320           5.321         5.323
99-19               5.314           5.315           5.316           5.316           5.316         5.318

99-20               5.310           5.311           5.311           5.311           5.311         5.312
99-21               5.307           5.307           5.307           5.307           5.307         5.307
99-22               5.304           5.303           5.303           5.302           5.302         5.301
99-23               5.301           5.299           5.298           5.298           5.298         5.296
99-24               5.297           5.294           5.294           5.293           5.293         5.290
*99-25              5.294           5.290           5.290           5.289           5.288         5.285

99-26               5.291           5.286           5.285           5.285           5.284         5.279
99-27               5.288           5.282           5.281           5.280           5.279         5.274
99-28               5.284           5.278           5.277           5.276           5.275         5.268
99-29               5.281           5.273           5.272           5.271           5.270         5.263
99-30               5.278           5.269           5.268           5.267           5.266         5.257
99-31               5.275           5.265           5.264           5.262           5.261         5.252

100- 0              5.271           5.261           5.259           5.258           5.256         5.246
100- 1              5.268           5.257           5.255           5.253           5.252         5.241
100- 2              5.265           5.252           5.251           5.249           5.247         5.235
100- 3              5.262           5.248           5.246           5.245           5.243         5.230
100- 4              5.259           5.244           5.242           5.240           5.238         5.224

AVG LIFE            14.71           9.88            9.45            9.08            8.73          6.93
DURATION            9.63            7.44            7.21            7.00            6.80          5.67
FIRST PAY           2/09            2/09            2/09            2/09            2/09          2/09
LAST PAY            1/27C           6/16C           7/15C           10/14C          2/14C         4/11C


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.